NovaDel Pharma Inc.

Improving treatments for serious diseases with **oral sprays**

NovaDel
NovaDel

Corporate Presentation

BIO Investor Forum 2007

October 10, 2007

Steven B. Ratoff

Chairman

Interim President & CEO

Safe Harbor Statement

NovaDel Pharma is listed on the AMEX exchange under the ticker symbol NVD.

Except for historical information contained herein, this document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks and uncertainties that may cause the Company’s actual results or outcomes to be materially different from those anticipated and discussed herein. Further, the Company operates in an industry where securities may be volatile and may be influenced by regulatory and other factors beyond the Company’s control.

Important factors that the Company believes might cause such volatility are discussed in the risk factors detailed in the Company’s most recent Form 10-K, dated December 31, 2006, and the Company’s most recent Form 10-Q, dated June 30, 2007, as filed with the Securities and Exchange Commission; copies of these Forms 10-K and 10-
Q are available from the Company upon request and at the Company’s web site, www.novadel.com.

In assessing the forward-looking statements contained herein, if any, the reader is urged to carefully read all cautionary statements contained in these Forms 10-K and 10-Q filed with the Securities and Exchange
Commission.

Brand names listed in this presentation are the trademarks and registered trademarks of their respective companies.

NitroMist™ is a pending trademark of Par
Pharmaceuticals.

Zanaflex ® is a registered trademark of Acorda
Therapeutics Inc.

Zensana™ is a pending trademark of Hana Biosciences

Zomig® is a registered trademark of AstraZeneca
Pharmaceuticals.

Maxalt® is a registered trademark of Merck.

Sonata® is a registered trademark of King
Pharmaceuticals.

Imitrex® , Zofran® and Requip® are registered
trademarks of GlaxoSmithKline.

Rozerem™ is a trademark of Takeda Pharmaceutical
Company Limited.

Lunesta® is a registered trademark of Sepracor.

Ambien® is registered trademarks of Sanofi-Aventis.

Ambien CR™ is a trademark of Sanofi-Aventis.

Funding the Company

Zolpidem Oral Spray NDA submission

Zensana™ collaboration with Par
Pharmaceuticals

Current Activities

Our Proprietary Oral Spray Platform

Benefits to Patients

Faster onset of therapeutic action
through rapid absorption in blood

Potentially lower dose

Avoids first pass liver metabolism

Avoids need to swallow

Benefits to Pharmaceutical Providers

Lifecycle management for innovators

Improved generics

Portfolio

Formulation          Pilot Studies          Pivotal Studies          FDA Review

Zensana™ is sub-licensed to Par Pharmaceuticals in U.S. and Canada.

Spasticity

Zolpidem

(Ambien®)

Zensana™
 (Zofran®)

Sumatriptan

(Imitrex®)

Tizanidine

(Zanaflex®)

Migraine Headaches

Internal

Insomnia

Internal

Nausea & Vomiting

Partnered

Internal

Zolpidem Oral Spray

Formulation          Pilot Studies          Pivotal Studies          FDA Review

Zensana™ is sub-licensed to Par Pharmaceuticals from Hana Biosciences in U.S. and Canada.

Zolpidem

(Ambien®)

Insomnia

Internal

NovaDel will submit NDA in 2007

Total U.S. Hypnotic Market
(Thousands of Prescriptions)

Thousands
10,000
8,500
7,000
5,500
Q2-05
Q3-05
Q4-05
Q1-06
Q2-06
Q3-06
Q4-06
Q1-07
Q2-07
Total Hypnotics
Zolpidem Molecule

NovaDel Pharma Inc.
– All rights reserved

Insomnia: A Growing & Attractive Market

Data source: MDRx Financial. Zolpidem Molecule data includes Ambien®, Ambien CR ™ and generic Zolpidem.

Restful Sleep: It’s Not So Easy Anymore

Source: National Sleep Foundation, Sleep in America Poll

0%

10%

20%

30%

40%

50%

60%

Difficulty
Falling Asleep

Awake Frequently
During the Night

Wake up too Early/

Can’t get

Back to Sleep

Any Symptom of

Sleeplessness

70%

More than 50% of adults report some form of insomnia each week

Yes
No
72%
83%
28%
17%
0%
20%
40%
60%
80%

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
70%
78%
Likely to Prescribe
Difficulty Falling Asleep
Awakens During the Night

NovaDel Pharma Inc. – All rights reserved

Physicians Agree:
Zolpidem Oral Spray is a Superior Option for Patients

Source: Winokur Consulting Group (WCG) survey of 155 Primary Care Physicians, 95% confidence interval.

Difficulty Falling Asleep

Awakens During the Night

Percent of Physicians who Consider Zolpidem Oral
Spray Superior Over Other Available Products

Likelihood that Physicians will Prescribe

Zolpidem Oral Spray

Concentration (ng/mL)

NovaDel Pharma Inc. – All rights reserved

Subjects using Oral Spray demonstrated higher early drug concentrations yet comparable maximum drug levels.

Results are from NVD003-ZOLP clinical study in healthy volunteers.

Results from Definitive Studies

30

120

240

480

720

0

100

200

10 mg Tab

10 mg OS

5 mg OS

5 mg Tab

Time

Subjects using Oral Spray demonstrated comparable maximum drug concentration levels as Tablet group

% of Subjects Reaching Therapeutic Level > = 20 ng/mL

% of Subjects Reaching Therapeutic Level > = 20 ng/mL

NovaDel Pharma Inc.

– All rights reserved

Oral Spray Demonstrated
Earlier Therapeutic Benefit than Tablet

Results were measured at 15 minutes post-dosing (Dr. T. Roth – Detroit Sleep Center).

Results are from NVD003-ZOLP clinical study in healthy volunteers. Results are statistically significant.

Tablets

Oral Spray

0

10

20

30

40

50

60

70

80

90

10 mg

26%

65%

5 mg

P < 0.0002

Lower Dose Oral Spray provided far more subjects with
earlier therapeutic benefits than Higher Dose Tablet

0

10

20

30

40

50

60

70

80

90

10 mg

19%

5 mg

P < 0.0001

P < 0.0003

65%

26%

79%

The majority of subjects using Oral Spray received
therapeutic benefits at 15 min. post-dosing

Reduction in DSST Score from baseline at 13 min.

Reduction in DSST Score from baseline at 13 min.

NovaDel Pharma Inc. – All rights reserved

Oral Spray Demonstrated Superiority when
Measuring Sleepiness Using DSST

Results were measured from baseline to 13 min. post-dosing (Dr. T. Roth – Detroit Sleep Center).

Results are from NVD003-ZOLP clinical study in healthy volunteers. Results are statistically significant..

Tablets

-12

- 10

- 8

- 6

- 4

- 2

0

+ 1

10 mg

- 3.7

5 mg

- 8.2

Oral Spray

Subjects using 5 mg Oral Spray experienced
sleepiness faster than those using 10 mg
Tablets

Subjects using Oral Spray experienced sleepiness
significantly faster than those using Comparable
Dose Tablets

-12

- 10

- 8

- 6

- 4

- 2

0

+ 1

- 3.7

- 8.2

- 3.3

- 13.6

P < 0.001

P < 0.005

10 mg

5 mg

Zolpidem Oral Spray
Highlights

Late-stage program

NDA will be submitted in 2007

Targeted profile

Bioequivalence with faster onset of therapeutic action w/in the existing label for insomnia

Potential new indication for “Middle of the Night” market

Addresses unmet medical need

Opportunity for reduced dosage

Zensana™ Oral Spray

Formulation          Pilot Studies          Pivotal Studies          FDA Review

Zensana™ is sub-licensed to Par Pharmaceuticals in U.S. and Canada.

Zensana™
 (Zofran®)

Nausea & Vomiting

Partnered

Zensana™
Highlights

Healthy market opportunity

Ondansetron is one of the most prescribed supportive care drugs for oncology (> 2 million prescriptions each year)

Ideal solution for CINV, RINV and post-operative patients

Compound has a long, safety record

No need to swallow

Partnership with Par offers excellent opportunity for commercial success

Data source: Market research reports/ Company data.

Additional Portfolio Programs

Formulation          Pilot Studies          Pivotal Studies          FDA Review

Spasticity

Sumatriptan

(Imitrex®)

Tizanidine

(Zanaflex®)

Migraine Headaches

Internal

Internal

Summary

Development programs are moving forward

NDA for Zolpidem Oral Spray will be submitted in 2007

Zensana™ is on the right path with Par

Initiatives to improve financial capacity are continuing

Cash balance at 06/30/2007: $13.9M

Partnership discussions are on-going

NovaDel Pharma Inc.

Improving treatments for serious diseases with **oral sprays**

NovaDel

To learn more about NovaDel Pharma, Inc. please link to www.novadel.com.

Investor Relations contact:

Susan H. Griffin

(908) 782-3431, ext. 2423

sgriffin@novadel.com